UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2014

Great Lakes Dredge & Dock Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-33225	20-5336063
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2122 York Road

Oak Brook, Illinois 60523

(Address of Principal Executive Offices)

(630) 574-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers and Other Events.

On June 23, 2014, Great Lakes Dredge & Dock Corporation (the “Company”) announced that Mark Marinko has been appointed Senior Vice President and Chief Financial Officer effective immediately. Mr. Marinko joins the Company to fill the role vacated in April 2014 and held in interim by the Vice President and Controller, Katherine Hayes. Mr. Marinko will report to the Chief Executive Officer, Jonathan Berger.

Mr. Marinko starts at Great Lakes with a strong background in operations and finance working for TransUnion, LLC through August 2013. Mr. Marinko was most recently President of the Consumer Services division at TransUnion leading the direct to consumer and business market, customer service, consumer compliance and marketing for the credit information company. Prior to his position as president, Mr. Marinko has been in increasing accounting and financial roles as Controller and Vice President of Finance at TransUnion since 1996. Prior to TransUnion, Mr. Marinko served as controller of Official Airline Guides. In his over 30 years of professional experience, Mr. Marinko has held roles specializing in accounting, finance, sales, systems and business operations.

In connection with the appointment, Mr. Marinko will be paid an annual base salary of $300,000, subject to increases by the Board. Mr. Marinko will be eligible to participate in the second amended and restated Great Lakes Dredge & Dock Company, LLC Annual Bonus Plan for an incentive award in a target amount equal to 50% of his annual base salary. Actual bonuses can range from 0% -200% of this target (between 0% and 100% of his base salary). In addition, Mr. Marinko will be entitled to incentive awards granted under the Great Lakes Dredge & Dock Corporation 2007 Long Term Incentive Plan, as amended and restated with a target payout equal to 40% of his annual base salary. Mr. Marinko will also be eligible to participate in the amended and restated Great Lakes Dredge & Dock Corporation Supplemental Savings Plan and any employee benefit plan offered by the Company generally available to other executive officers or salaried employees.

The senior management appointment is described in the press release issued by the Company on June 23, 2014, attached hereto as Exhibit 99.1.

Item 9.01 — Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is furnished herewith:

99.1	Press Release dated June 23, 2014 where Great Lakes Dredge & Dock Corporation Appoints Mark Marinko as Senior Vice President and Chief Financial Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT LAKES DREDGE & DOCK CORPORATION

/s/ Jonathan W. Berger
Date: June 23, 2014	Jonathan W. Berger
Chief Executive Officer

EXHIBIT INDEX

Number	Exhibit

99.1	Press Release dated June 23, 2014 where Great Lakes Dredge & Dock Corporation Appoints Mark Marinko as Senior Vice President and Chief Financial Officer.